                                                                  EXHIBIT 99.19

                                      UNITED STATES BANKRUPTCY COURT
                                     NORTHERN DISTRICT OF CALIFORNIA


IN RE:  TAL WIRELESS NETWORKS, INC.                   CASE NO: 97-58435 MM

                                                      CHAPTER 11
                                                      MONTHLY OPERATING REPORT
                                                      (GENERAL BUSINESS CASE)


                                    SUMMARY OF FINANCIAL STATUS

MONTH ENDED        July, 1999

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                      END OF           END OF             AS OF
                                                                                     CURRENT           PRIOR            PETITION
2.     ASSET/LIABILITY SUMMARY                                                        MONTH            MONTH             FILING
                                                                                     -------           -------           --------
         Current Assets (Market Value)                                                $110,306          $111,197          $245,867
                                                                                   -----------        ----------        ----------
         Total Assets (Market Value)                                                $3,110,306        $3,111,197        $5,665,985
                                                                                   -----------        ----------        ----------
         Current Liabilities                                                          $237,800          $230,230                $0
                                                                                   -----------        ----------        ----------
         Total Liabilities                                                          $5,604,835        $5,597,265        $5,467,035
                                                                                   -----------        ----------        ----------

                                                                                                                         PETITION
                                                                                     CURRENT            PRIOR            DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                           MONTH             MONTH           MONTH END
                                                                                    ---------          -------        ------------

         a.  Total Receipts                                                                $0               $0            $257,213
                                                                                    ---------          -------        ------------
         b.  Total Disbursements                                                         $891             $432
                                                                                    ---------          -------        ------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 ($891)           ($432)            $93,825
                                                                                    ---------          -------        ------------
         d.  Cash Balance Beginning of Month                                         $111,197         $111,629
                                                                                    ---------          -------        ------------
         e.  Cash Balance End of Month (c + d)                                       $110,306         $111,197
                                                                                    =========         ========        ============

4.     POST-PETITION LIABILITIES & RECEIVABLES
                                                                                   RECEIVABLES                         LIABILITIES
                                                                                   -----------                         -----------
         Balance at End of Previous Month                                                  $0                            $230,230
                                                                                   -----------                         -----------
         Balance at End of Current Month                                                   $0                            $237,800
                                                                                   -----------                         -----------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                   $0
                                                                                   -----------                         -----------
         Balance at End of Current Month (over 30 days)                                    $0
                                                                                   -----------

                                                                                                    YES                      NO
                                                                                                    ---                     ---

6.     Are all federal, state, and local taxes current? (if no, attach schedule                X
       of unpaid items)                                                                        --------------          -----------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes,
       attach listing including date of payment, amount of payment and name of payee)                                  X
8.     Have any payments been made to officers, insiders, shareholders, relatives?             --------------          -----------
      (if yes, attach listing including date of                                                X
       payment, amount and reason for payment, and name of payee)                              --------------          -----------
9.     Have any payments been made to professionals?  (if yes, attach listing                                          X
       including date of payment, amount of payment and name of payee)                         --------------          -----------
10.    If you answered yes to line 7,8, or 9, were all such payments                           #N/A
       approved by the court?                                                                  --------------          -----------
11.    Is the estate insured for replacement cost of assets and for general                    N/A
       liability?                                                                              --------------          -----------
12.    Are U.S. Trustee quarterly fees current?                                                X
                                                                                               --------------          -----------
       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

       Date:  August 20, 1999                    /s/ Richard J Redett
              -----------------                  ------------------------------
                                                     Richard J Redett
                                                     Responsible Individual

                                                    BALANCE SHEET
                                              (GENERAL BUSINESS CASE)

                                         FOR THE MONTH ENDED    July, 1999
                                                                ----------
                                                      ($   )
                                                      ------

   ASSETS
                                                                    FROM SCHEDULES                    MARKET VALUE
      CURRENT ASSETS                                                --------------                    ------------
     Cash and cash equivalents - unrestricted                                                             $110,306
                                                                                                      ------------
 2         Cash and cash equivalents - restricted                                                               $0
                                                                                                      ------------
 3         Accounts receivable (net)                                      A                                     $0
                                                                                                      ------------

 4         Inventory                                                      B                                     $0
                                                                                                      ------------
 5         Prepaid expenses                                                                                     $0
 6         Other:  ________________________________________                                           ------------
 7          ________________________________________________                                          ------------
 8             TOTAL CURRENT ASSETS                                                                   ------------
                                                                                                          $110,306
                                                                                                      ------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)
 9         Real property                                                  C                                     $0
                                                                                                      ------------
10         Machinery and equipment                                        D                                     $0
                                                                                                      ------------
11         Furniture and fixtures                                         D                                     $0
                                                                                                      ------------
12         Office equipment                                               D                                     $0
                                                                                                      ------------
13         Leasehold improvements                                         D                                     $0
                                                                                                      ------------
14         Vehicles                                                       D                                     $0
                                                                                                      ------------

15         Other: ___________________________                             D                           ------------

16         __________________________________                             D                           ------------

17         __________________________________                             D                           ------------

18         __________________________________                             D                           ------------

19         __________________________________                             D                           ------------

20             TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                      ------------
      OTHER ASSETS
21         Notes receivable-net of allowances                                                           $3,000,000
           ------------------------------------------------------                                     ------------
22         Investment-NST                                                                                       $0
           ------------------------------------------------------                                     ------------
23         Investment-subs                                                                                      $0
           ------------------------------------------------------                                     ------------
24         Accounts receivable-intercompany net of allowances                                                   $0
           ------------------------------------------------------                                     ------------
25             TOTAL OTHER ASSETS                                                                       $3,000,000
                                                                                                      ------------
26             TOTAL ASSETS                                                                             $3,110,306
                                                                                                      ============

NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. ___________________________
         ___________________________________________________________________
         ___________________________________________________________________
         ___________________________________________________________________
         ___________________________________________________________________
         ___________________________________________________________________

                                        LIABILITIES AND EQUITY
                                       (GENERAL BUSINESS CASE)

                                            ($         )
                                              ---------

   LIABILITIES                                                               FROM SCHEDULES
                                                                             --------------
      POST-PETITION

           CURRENT LIABILITIES
27             Salaries and wages                                                                   ------------------

28             Payroll taxes                                                                        ------------------

29             Real and personal property taxes                                                     ------------------

30             Income taxes                                                                         ------------------

31             Notes payable (short term)                                                           ------------------

32             Accounts payable (trade)                                            A                ------------------
33             Real property lease arrearage
34             Personal property lease arrearage                                                    ------------------
35             Accrued professional fees                                                                      $237,800
                                                                                                    ------------------

36             Current portion of long-term debt (due within 12 months)                             ------------------

37             Other:           _______________________________________                             ------------------

38             ________________________________________________________                             ------------------

39             ________________________________________________________

40             TOTAL CURRENT LIABILITIES                                                                      $237,800
                                                                                                    ------------------

41         LONG-TERM DEBT, NET OF CURRENT PORTION                                                   ------------------

42             TOTAL POST-PETITION LIABILITIES                                                                $237,800

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

43             Secured claims                                                      E
                                                                                                    ------------------
44             Priority unsecured claims                                           E                          $101,776
                                                                                                    -------------------
45             General unsecured claims                                            E                        $5,265,259
                                                                                                    ------------------

46             TOTAL PRE-PETITION LIABILITIES                                                               $5,367,035
                                                                                                    ------------------

47             TOTAL LIABILITIES                                                                            $5,604,835
                                                                                                    ------------------

   EQUITY (DEFICIT)

48                 Preferred Stock                                                                             $80,000
                                                                                                    ------------------
49                 Common Stock                                                                                $28,846
                                                                                                    ------------------
50                 Additional Paid-In Capital                                                              $18,461,441
                                                                                                    ------------------
51                 Accumulated Deficit                                                                    ($21,030,073)
                                                                                                    ------------------
52         Market value adjustment                                                                            ($34,743)
                                                                                                    ------------------
53             TOTAL EQUITY (DEFICIT)                                                                      ($2,494,529)
                                                                                                    ------------------
54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                       $3,110,306
                                                                                                    ==================

                                               SCHEDULES
                                        (GENERAL BUSINESS CASE)
                                             ($         )
                                               ---------

                                             SCHEDULE A
                                    ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                                            ACCOUNTS         ACCOUNTS PAYABLE       PAST DUE
Receivables and Payables Ageings                                           RECEIVABLE         [POST PETITION]  POST PETITION DEBT
                                                                          -----------        ----------------  ------------------
   0 -30 Days                                                         -----------------     -----------------

   31-60 Days                                                         -----------------     -----------------

   61-90 Days                                                                                                                  $0
                                                                      -----------------     -----------------  ------------------
   91+ Days
                                                                      -----------------     -----------------
   Total accounts receivable/payable                                                 $0                    $0
                                                                      -----------------     =================
   Allowance for doubtful accounts
   Accounts receivable (net)                                                         $0
                                                                      =================

                                             SCHEDULE B
                                    INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
---------------------------------                                      ------------------
                                       INVENTORY(IES)                 Inventory Beginning of Month          --------------------
                                        BALANCE AT
                                       END OF MONTH                   Add -
                                      -------------
Retail/Restaurants -                                                           Net purchases                 -------------------
   Product for resale                ----------------                          Direct labor                  -------------------
                                                                               Manufacturing overhead        -------------------
Distribution -                                                                 Freight in                    -------------------
   Product for resale                ----------------                          Other:

Manufacturer -
   Raw materials                     ----------------
   Work-in-progress                  ----------------                Less -
   Finished goods                    ----------------                          Inventory End of Month        -------------------
                                     ----------------                          Shrinkage                     -------------------
Other -                                                                        Personal Use                  -------------------
   Explain_________________________
___________________________________                                    Cost of Goods Sold                                     $0
                                                                                                             ===================
        TOTAL                                       $0
                                    ==================

METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
---------------------------                                            ---------------------------
Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory valuation used.
                       Yes ______      No_______

How often do you take a complete physical inventory?                   Valuation methods -
                                                                               FIFO cost                    -------------------
   Weekly          _____                                                       LIFO cost                    -------------------
   Monthly         _____                                                       Lower of cost or
   Quarterly       _____                                                         market                     -------------------
   Semi-annually   _____                                                       Retail method                -------------------
   Annually        _____
                                                                               Other -
Date of last physical inventory was        Unknown                              Explain                     -------------------
                                       ----------------

Date of next physical inventory is      N/A                                    ------------------------------------------------
                                       ----------------                        ------------------------------------------------

                                             SCHEDULE C
                                            REAL PROPERTY


DESCRIPTION                                                               COST                     MARKET VALUE
-----------                                                               ----                     ------------
   None
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================

                                              SCHEDULE D
                                        OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                              COST                     MARKET VALUE
-----------                                                              ----                     ------------
   MACHINERY & EQUIPMENT -

------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================


   FURNITURE & FIXTURES -

------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================

   OFFICE EQUIPMENT -

------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================

   LEASEHOLD IMPROVEMENTS -

------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================

   VEHICLES -

------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------
------------------------------------------                       -----------------------      ----------------------

        TOTAL                                                                         $0                          $0
                                                                 =======================      ======================

                                             SCHEDULE E
                                      PRE-PETITION LIABILITIES

                                                                        CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION                               AMOUNT                     AMOUNT (B)
-----------------------------------------                               ------                     ----------
   Secured claims  (a)                                         -----------------------     ------------------------

   Priority claims other than taxes
                                                               -----------------------     ------------------------
   Priority tax claims                                                        $101,776
                                                               -----------------------     ------------------------

   General unsecured claims                                                 $5,265,259
                                                               -----------------------     ------------------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED July, 1999
                                   $_________

            CURRENT MONTH
-----------------------------------------                                                                CUMULATIVE      NEXT MONTH
  ACTUAL       FORECAST        VARIANCE                                                                (CASE TO DATE)     FORECAST
  ------       --------        --------                                                                --------------     --------
                                               REVENUES
                                     $0      1       Gross Sales                                              $7,000
----------    ----------      ----------                                                               --------------    ----------
                                     $0      2       less: Sales Returns & Allowances
----------    ----------      ----------                                                               --------------    ----------
                                     $0      3       Net Sales                                                $7,000            $0
----------    ----------      ----------                                                               --------------    ----------
                                     $0      4       less: Cost of Goods Sold      (Schedule 'B')            $68,271
----------    ----------      ----------                                                               --------------    ----------
                                     $0      5       Gross Profit                                           ($61,271)           $0
----------    ----------      ----------                                                               --------------    ----------
                                     $0      6       Interest                                                    $92
----------    ----------      ----------                                                               --------------    ----------
                                             7       Other Income:

                                     $0      8       Miscellaneous                                              $996
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0      9       Insurance Settlement                                   $130,000
----------    ----------      ----------             --------------------------------------------      --------------    ----------

       $0            $0              $0     10            TOTAL REVENUES                                     $69,817            $0
----------    ----------      ----------                                                               --------------    ----------

                                               EXPENSES
                                     $0     11       Compensation to Owner(s)/Officer(s)
----------    ----------      ----------                                                               --------------    ----------
                                     $0     12       Salaries/Commissions
----------    ----------      ----------                                                               --------------    ----------
                                     $0     13       Management Fees
----------    ----------      ----------                                                               --------------    ----------
                                     $0     14       Depreciation
----------    ----------      ----------                                                               --------------    ----------
                                     $0     15       Taxes:
----------    ----------      ----------                                                               --------------    ----------
                                     $0     16            Employer Payroll Taxes
----------    ----------      ----------                                                               --------------    ----------
                                     $0     17            Real Property Taxes
----------    ----------      ----------                                                               --------------    ----------
                                     $0     18            Other Taxes
----------    ----------      ----------                                                               --------------    ----------
                                     $0     19       Other Selling
----------    ----------      ----------                                                               --------------    ----------
     $195                         ($195)    20       Other Administrative                                     $2,057
----------    ----------      ----------                                                               --------------    ----------
                                     $0     21       Write-off Investment Subs                              $112,618
----------    ----------      ----------                                                               --------------    ----------
                                            22       Other Expenses:
                                     $0     23       Storage Rental                                           $5,220
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     24       Accounting                                               $1,510
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     25       Press Release                                              $725
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     26       Telecommunications                                       $5,015
----------    ----------      ----------             --------------------------------------------      --------------    ----------
     $446                         ($446)    27       SEC Reporting                                            $8,217
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     28       Litigation Costs                                         $1,193
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     29       Write-off of Accounts Receivable                        $55,156
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     30       Writedown of Notes Receivable                        $2,000,000
----------    ----------      ----------             --------------------------------------------      --------------    ----------

     $641            $0           ($641)    31            TOTAL EXPENSES                                  $2,191,711            $0
----------    ----------      ----------                                                               --------------    ----------

    ($641)           $0           ($641)    32 SUBTOTAL                                                  ($2,121,894)           $0
----------    ----------      ----------                                                               --------------    ----------

                                               REORGANIZATION ITEMS
   $7,570                       ($7,570)    33       Professional Fees                                      $345,876
----------    ----------      ----------                                                               --------------    ----------
                                     $0     34       Provisions for Rejected Executory Contracts
----------    ----------      ----------                                                               --------------    ----------
                                                     Interest Earned on Accumulated Cash
                                     $0     35            Resulting from Chp 11 Case
----------    ----------      ----------                                                               --------------    ----------
                                     $0     36       Gain or (Loss) from Sale of Equipment                    $4,592
----------    ----------      ----------                                                               --------------    ----------
     $250                         ($250)    37       US Trustee Fees                                          $2,750
----------    ----------      ----------             --------------------------------------------      --------------    ----------
                                     $0     38       Loss from Sale of Investments                          $220,000
----------    ----------      ----------             --------------------------------------------      --------------    ----------

   $7,820            $0         ($7,820)    39            TOTAL REORGANIZATION ITEMS                        $564,034            $0
----------    ----------      ----------                                                               --------------    ----------

  ($8,461)           $0         ($8,461)    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES            ($2,685,928)           $0
----------    ----------      ----------                                                               --------------    ----------
                                     $0     41       Federal & State Income Taxes
----------    ----------      ----------                                                               --------------    ----------

  ($8,461)           $0         ($8,461)    42 NET PROFIT (LOSS)                                         ($2,685,928)           $0
==========    ==========      ==========                                                               ==============    ==========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED July, 1999



CASH BALANCE BEGINNING OF MONTH                                                                          $111,197
                                                                                                 -----------------
CASH RECEIPTS  (1)                                                                                             $0
                                                                                                 -----------------
CASH DISBURSEMENTS  (1)                                                                                      $891
                                                                                                 -----------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                          ($891)
                                                                                                 -----------------
CASH BALANCE END OF MONTH                                                                                $110,306
                                                                                                 =================


RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                  ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                  ---------                ---------                 ---------
BANK                                         Wells Fargo            Mallesons Stephen Jaques
                                             ------------------     -------------------------    -----------------
ACCOUNT TYPE                                 Checking               Trust Account
                                             ------------------     -------------------------    -----------------
ACCOUNT NO.                                  0114-458243
                                             ------------------     -------------------------    -----------------
ACCOUNT PURPOSE                              General                Litigation Turst
                                             ------------------     -------------------------    -----------------

BALANCE, END OF MONTH                              $94,071                  $16,235
                                             ------------------     -------------------------    -----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS              $110,306
                                             ==================

(1) Excluding bank transfers between your accounts.